UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Broadway, Suite 17-105, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 816-8070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Settlement Agreement

On or about June 30, 2021, Iroquois Master Fund Ltd. (“IMF”) commenced an arbitration against MassRoots, Inc. (the “Company”); Isaac Dietrich (“Dietrich”); Danny Meeks (“Meeks”); and Empire Services, Inc. (“Empire”; together with the Company, Dietrich, Meeks, and Empire, the “Respondents”) before the American Arbitration Association, entitled Iroquois Master Fund Ltd. v. MassRoots, Inc, Isaac Dietrich, Daniel Meeks, and Empire Services, Inc. (Case No. 01-21-0004-5705) (the “Arbitration”), in which IMF asserted claims against the Respondents relating to a warrant, dated July 21, 2017, issued by the Company and subsequently purchased by, and re-issued by the Company to, IMF (the “Warrant”). On or about July 19, 2021, Dietrich, Meeks, and Empire commenced a lawsuit in the U.S. District Court for the Southern District of New York, entitled Isaac Dietrich, Danny Meeks and Empire Services, Inc. v. Iroquois Master Fund Ltd. (Case No. 21 cv 06167), seeking, inter alia, certain injunctive relief against IMF (the “Lawsuit”). On or about August 20, 2021, IMF asserted counterclaims against Dietrich, Meeks, and Empire in the Lawsuit.

On September 30, 2021, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with IMF; Dietrich; Meeks; and Empire. Pursuant to the Settlement Agreement, in exchange for terminating any duties owed by the Company to IMF under the Warrant, the parties thereto agreed to execute:

(a)	a mutual release agreement attached as an exhibit to the Settlement Agreement;

(b)	a Stipulation of Dismissal of the Arbitration with Prejudice attached as an exhibit to the Settlement Agreement;

(c)	a Stipulation of Dismissal of the Lawsuit with Prejudice attached as an exhibit to the Settlement Agreement;

(d)	an agreement relating to a loan by Meeks to the Company and an issuance of the Company’s preferred stock to Meeks;

(e)	an exchange agreement attached as an exhibit to the Settlement Agreement; and

(f)	a Certificate of Designations, Preferences and Rights of the Series Z Convertible Preferred Stock (the “Series Z COD”) defining the rights, privileges and limitations of the Series Z Convertible Preferred Stock attached as an exhibit to the Settlement Agreement.

In addition, the Company agreed to pay, on its own behalf and on behalf of Dietrich, Meeks, and Empire, one million dollars ($1,000,000) and issue shares of the Series Z Convertible Preferred Stock, par value $0.001 per share (the “Series Z”), sufficient in number such that if they are converted into the Company’s common stock, par value $0.001 per share (“Common Stock”) by IMF upon or after any closing of an acquisition of Empire by the Company, such shares of Common Stock will be equal in number to 9.99% of the issued and outstanding shares of Common Stock at the time of such acquisition.

The foregoing summary of the material terms of the Settlement Agreement is not complete and is qualified in its entirety by reference to the text of the Settlement Agreement, a copy of which is filed herewith as Exhibit 10.1, the terms of which are incorporated herein by reference.

Series Z Preferred Stock Issuance Agreement

Meeks and Empire agreed to loan one million dollars ($1,000,000) to the Company which represents the cash portion of the Settlement Agreement. In exchange for such loan, the Company entered into a Series Z Preferred Stock Issuance Agreement (the “Stock Issuance Agreement”), entered as of September 30, 2021, with Meeks and Empire. Pursuant to the Stock Issuance Agreement, the Company agreed to file the Series Z COD with the Delaware Secretary of State and issue Two Hundred Fifty (250) shares of Series Z to Meeks.

The foregoing summary of the material terms of the Stock Issuance Agreement is not complete and is qualified in its entirety by reference to the text of the Stock Issuance Agreement, a copy of which is filed herewith as Exhibit 10.2, the terms of which are incorporated herein by reference.

Exchange Agreement

On September 30, 2021, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with IMF. Pursuant to the Exchange Agreement, IMF agreed to exchange the Warrant, entitling IMF to purchase One Hundred Fifty-Six Million Two Hundred Fifty Thousand Seventy-Nine (156,250,079) shares of Common Stock at a price of $0.0004 per share (the “Exchange Securities”) for Two Hundred Fifty (250) shares of Series Z. As part of this exchange, the Company agreed to file an amendment to the Company’s Second Amended and Restated Certificate of Incorporation increasing the total number of authorized shares of the Company approved by the Company’s shareholders on September 3, 2021 and effecting a reverse stock split on or before September 2021 in order to reserve a sufficient number of shares of Common Stock which may be issued in connection with the conversion of any outstanding securities or pursuant to any agreements, contracts, instruments or other commitments to issue shares of Common Stock .

The foregoing summary of the material terms of the Exchange Agreement is not complete and is qualified in its entirety by reference to the text of the Exchange Agreement, a copy of which is filed herewith as Exhibit 10.3, the terms of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuances of the Series Z shares pursuant to the Stock Issuance Agreement and the Exchange Agreement is incorporated by reference into this Item 3.02.

The Series Z shares issued in connection with the transactions contemplated by the Stock Issuance Agreement was not registered under the Securities Act, and were issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

The Series Z shares issued in connection with the transactions contemplated by the Exchange Agreement was not registered under the Securities Act, and were issued in reliance on the exemption from registration requirements thereof provided by Section 3(a)(9) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by this Item 3.03, the information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designations

On October 1, 2021, in connection with the Settlement Agreement, the Company filed the Series Z COD with the Secretary of State of Delaware, creating a series of Five Hundred (500) shares of preferred stock designated as Series Z Convertible Preferred Stock (the “Series Z”), with each Series Z share with a par value of $0.001. Amongst other things, the Series Z COD provides as follows:

(a)	the Series Z shares will rank (i) junior to the Company’s Series X and Series Y Convertible Preferred Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, and (ii) senior with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company to all other shares of capital stock of the Company, including Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

(b)	subject to the terms and conditions of the Series Z COD, each Series Z share will convert into that certain number of shares of Common Stock that constitutes 0.039600000% of then-outstanding shares of Common Stock on the date of a conversion notice.

(c)	the holders of the Series Z shares will have a purchase right to acquire shares of Common Stock if at any time the Company grants, issues, or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property as set forth in detail in the Series Z COD.

The foregoing summary of the material terms of the Series Z COD is not complete and is qualified in its entirety by reference to the text of the Series Z COD, a copy of which is filed herewith as Exhibit 3.1, the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designations, Preferences and Rights of the Series Z Convertible Preferred Stock.
10.1*	Settlement Agreement, dated September 30, 2021.
10.2	Stock Issuance Agreement, dated September 30, 2021.
10.3	Exchange Agreement, dated September 30, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

*	Attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2021	MassRoots, Inc.

	By:	/s/ Danny Meeks
Danny Meeks
Chief Executive Officer

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